UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2006

NRG Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15891	41-1724239
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Carnegie Center, Princeton, New Jersey		08540
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-524-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On March 14, 2006, NRG Energy, Inc. ("NRG"), the subsidiaries of NRG named in the First Supplemental Indenture (as hereinafter defined) (the "Existing Guarantors"), Texas Genco LLC ("Texas Genco") (now known as NRG Texas LLC), each of the other entities that is an owner of limited liability company interests of Texas Genco (the "blocker entities") and each of the subsidiaries of Texas Genco (collectively with Texas Genco and the blocker entities, the "Guaranteeing Subsidiaries") and Law Debenture Trust Company of New York, as trustee (the "Trustee"), entered into a Third Supplemental Indenture (the "Third Supplemental Indenture"), supplementing the Indenture, dated February 2, 2006 (the "Indenture"), among NRG and the Trustee, as supplemented by a First Supplemental Indenture, dated February 2, 2006 (the "First Supplemental Indenture"), among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $1,200,000,000 aggregate principal amount of 7.250% senior notes due 2014 (the "7.250% Notes"). Pursuant to the Third Supplemental Indenture, each of the Guaranteeing Subsidiaries became a guarantor of NRG's obligations under its 7.250% Notes.

On March 14, 2006, NRG, the Existing Guarantors, the Guaranteeing Subsidiaries and the Trustee entered into a Fourth Supplemental Indenture (the "Fourth Supplemental Indenture"), supplementing the Indenture, as supplemented by a Second Supplemental Indenture, dated February 2, 2006 (the "Second Supplemental Indenture"), among NRG, the Existing Guarantors and the Trustee, pursuant to which NRG issued $2,400,000,000 aggregate principal amount of 7.375% senior notes due 2016 (the "7.375% Notes"). Pursuant to the Fourth Supplemental Indenture, each of the Guaranteeing Subsidiaries became a guarantor of NRG's obligations under its 7.375% Notes.

A copy of the Third Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the Fourth Supplemental Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the material terms of the Third Supplemental Indenture and the Fourth Supplemental Indenture is qualified in its entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number - Description

4.1 - Third Supplemental Indenture, dated March 14, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

4.2 - Fourth Supplemental Indenture, dated March 14, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

March 16, 2006	By:	/s/ Tanuja M. Dehne

Name: Tanuja M. Dehne
Title: Corporate Secretary and Assistant General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated March 14, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.
4.2	Fourth Supplemental Indenture, dated March 14, 2006, among NRG, the existing guarantors named therein, the guaranteeing subsidiaries named therein and Law Debenture Trust Company of New York.